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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report:  January 14, 2004
                        (Date of Earliest Event Reported)


                           Jefferson-Pilot Corporation
             (Exact name of registrant as specified in its charter)



               North Carolina             1-5955       56-0896180
          (State or other jurisdiction   (Commission   (I.R.S. Employer
          of incorporation)              File Number   Identification No.)


           100 North Greene Street, Greensboro, North Carolina  27401
           (Address of principal executive offices)         (Zip Code)

                                 (336) 691-3000
              (Registrant's telephone number, including area code)


Item 5

On January 14, 2004, Jefferson-Pilot Corporation agreed to acquire the U.S. group life, disability and dental insurance business of The Canada Life Assurance Company, an indirect subsidiary of Great-West Lifeco, Inc. The acquisition is further described in the Press Release that is being filed as
Exhibit 99 to this Form 8-K and is incorporated by reference into this Item.

This   Form   8-K   is   also   being   posted   on   JP's   corporate   website
www.jpfinancial.com.


Item 7. Exhibits

Exhibit 99 - Press Release issued January 14, 2004.





                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   JEFFERSON-PILOT CORPORATION



                                   ____________________________________
                                   By:    /s/  Robert A. Reed
                                   Name:     Robert A. Reed
Title:    Vice President



Dated:  January 14, 2004

                                  EXHIBIT INDEX

Exhibit                  Description

99                  Press Release issued January 14, 2004.